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                                                                  Exhibit 24.2


                        INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this Amendment No. 3 to Registration Statement No. 333-24925 of Projectavision, Inc. on Form S-3 of our report dated March 25, 1997, appearing in the Annual Report on Form 10-KA of Projectavision, Inc. for the year ended December 31, 1996 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.




DELOITTE & TOUCHE LLP
New York, New York
February 13, 1998